EXHIBIT 10.4



                MASTER SUBSIDIARY GUARANTEE, SECURITY AGREEMENT,
                     COLLATERAL ASSIGNMENT AND EQUITY PLEDGE

                                      AMONG

        CERTAIN SUBSIDIARIES OF TALK AMERICA HOLDINGS, INC., AS GRANTORS,

                   STATE STREET BANK AND TRUST COMPANY, N.A.,

             AS COLLATERAL AGENT ON BEHALF OF AMERICA ONLINE, INC.,

                                       AND

                              AMERICA ONLINE, INC.

                                   DATED AS OF

                               SEPTEMBER 19, 2001








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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS....................................................................................1
         Section 1.01        Definition of Terms Used Herein.............................................1
         Section 1.02        Definition of Certain Terms Used Herein.....................................2
         Section 1.03        Rules of Interpretation.....................................................6
         Section 1.04        Effectiveness of this Guarantee and Security Agreement......................6

ARTICLE II GUARANTEE.....................................................................................7
         Section 2.01        Guarantee...................................................................7
         Section 2.02        Right of Contribution ......................................................8
         Section 2.03        No Subrogation...............................................................
         Section 2.04        Amendments, etc. with respect to the Borrower Obligations...................8
         Section 2.05        Guarantee Absolute and Unconditional.........................................
         Section 2.06        Reinstatement..............................................................10
         Section 2.07        Payments...................................................................10

ARTICLE III SECURITY INTEREST...........................................................................10
         Section 3.01        Security Interest..........................................................10
         Section 3.02        No Assumption of Liability.................................................11
         Section 3.03        Power of Attorney..........................................................11

ARTICLE IV REPRESENTATIONS AND WARRANTIES...............................................................12
         Section 4.01        Organization, Standing, etc................................................12
         Section 4.02        Authorization; Binding Effect..............................................12
         Section 4.03        No Violations; Consents and Approvals......................................12
         Section 4.04        Title, No Liens and Authority..............................................13
         Section 4.05        Filings....................................................................13
         Section 4.06        Possession.................................................................14
         Section 4.07        Control....................................................................14
         Section 4.08        Marking of Chattel Paper...................................................15
         Section 4.09        Validity of Security Interest..............................................15
         Section 4.10        Recourse...................................................................15
         Section 4.11        Litigation.................................................................15
         Section 4.12        Compliance with Applicable Law.............................................15
         Section 4.13        Changes....................................................................16

         Section 4.15        Capitalization; Options and Warrants.......................................17
         Section 4.16        Subsidiaries...............................................................17

ARTICLE V COVENANTS.....................................................................................17
         Section 5.01        Change of Name; Location of Collateral; Records; Place of Business.........17
         Section 5.02        Protection of Collateral Agent's Security..................................18
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         Section 5.03        Modification of Terms, etc.................................................18
         Section 5.04        Collection.................................................................18
         Section 5.05        Financing Statements.......................................................19
         Section 5.06        Further Assurances.........................................................19
         Section 5.07        Additional Shares..........................................................19
         Section 5.08        Additional Covenants of Each Grantor.......................................19

ARTICLE VI REMEDIES.....................................................................................19
         Section 6.01        Rights of Grantor..........................................................19
         Section 6.02        Remedies upon Occurrence of Event of Default...............................20
         Section 6.03        Remedies; Disposition of the Collateral....................................22
         Section 6.04        Restrictions...............................................................23
         Section 6.05        Waiver of Claims...........................................................24
         Section 6.06        Application of Proceeds....................................................24
         Section 6.07        Remedies Cumulative........................................................25
         Section 6.08        Discontinuance of Proceedings..............................................25

Article VII COLLATERAL AGENT DUTIES; INDEMNITY..........................................................26
         Section 7.01        Limitation of Liability....................................................26
         Section 7.02        Grantor Indemnity..........................................................28
         Section 7.03        Indemnity Obligations Secured by Collateral; Survival......................29
         Section 7.04        Fees and Indemnity.........................................................29

Article VIII MISCELLANEOUS..............................................................................30
         Section 8.01        Notices....................................................................30
         Section 8.02        Entire Agreement...........................................................32

         Section 8.04        Governing Law..............................................................33
         Section 8.05        Waivers; Amendment.........................................................33
         Section 8.06        Severability...............................................................33
         Section 8.07        Counterparts...............................................................33
         Section 8.08        Headings...................................................................33
         Section 8.09        Obligations Absolute.......................................................33
         Section 8.10        Grantor's Duties...........................................................34
         Section 8.11        Action by Investor.........................................................34
         Section 8.12        Termination................................................................34
         Section 8.13        Dispute Resolution.........................................................34
         Section 8.14        Consent to Jurisdiction and Service........................................34
         Section 8.15        Force Majeure..............................................................35
         Section 8.16        Reproduction of Documents..................................................35
         Section 8.17        Additional Grantors........................................................35
         Section 8.18        Releases...................................................................35


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
Schedule I to the Guarantee and Security Agreement......................................................40
Schedule II to the Guarantee and Security Agreement.....................................................45
Schedule III to the Guarantee and Security Agreement....................................................60
Annex I to the Guarantee and Security Agreement.........................................................61
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        MASTER SUBSIDIARY GUARANTEE, SECURITY AGREEMENT, COLLATERAL ASSIGNMENT
AND EQUITY PLEDGE dated as of September 19, 2001 (the "Guarantee and Security
Agreement") among certain Subsidiaries of Talk America Holdings, Inc. that are signatories hereto, (the "Grantors"), State Street Bank and Trust Company, N.A.,
as collateral agent (the "Collateral Agent") on behalf of America Online, Inc.
and its successors and assigns, as holders of the Convertible Note (America
Online, Inc. ("AOL") and such successors and assigns, the "Investor") and AOL.

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Restructuring and Note Agreement dated as of September 19, 2001, (the "Restructuring Agreement"), between Talk America Holdings, Inc. ("Holdings") and the Investor, Investor is agreeing to restructure Holding's current debt obligations to the Investor and Holdings is delivering to the Investor one or more 8% senior convertible promissory notes in the initial aggregate principal amount of $54,000,000 (collectively, the "Convertible Note"); and

         WHEREAS, the Restructuring Agreement provides that, as a condition to the Investor's agreement to restructure Holdings' debt and accept the Convertible Note, the Grantors are to execute a guarantee, security agreement, collateral assignment and pledge agreement for the benefit of the Investor to secure Holdings' obligations to the Investor under the Convertible Note; provided that the effectiveness of this Guarantee and Security Agreement as to any Grantor is subject to the receipt of necessary approvals and consents as described in Section 1.04, below; and

         WHEREAS, Holdings is the direct or indirect corporate parent of each of the Grantors, Holdings and the Grantors are engaged in related businesses, and the Restructuring Agreement provides for a relaxation of certain restrictions on the indebtedness that such Grantors may incur, the debt restructuring will enhance the ability of Holdings to obtain financing useful in the operation of the businesses of the Grantors and otherwise provide greater financial flexibility to Holdings and the Grantors, and each such Grantor thereby will derive substantial direct and indirect benefit from the debt restructuring; and

         NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) and intending to be legally bound, each Grantor (to induce the Investor to enter into the Restructuring Agreement), the Collateral Agent and the Investor (for themselves and their respective permitted successors or assigns) hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     Section 1.01 Definition of Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set


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forth in the Restructuring Agreement. Reference in this Guarantee and Security
Agreement to the defined terms therein is for convenience only and shall not obligate the Collateral Agent to interpret, determine compliance with or otherwise become bound by, the Restructuring Agreement.

     Section 1.02 Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

         "Accounts" shall mean all "accounts" and "deposit accounts" as such terms are defined in the UCC and, to the extent not included within such definition, all accounts receivable, book debts and other forms of obligations, whether arising out of goods sold or services rendered by a Grantor or from any other transaction, including, without limitation, any such obligation that might be characterized as an account or contract right under the UCC, and all of any Grantor's rights in, to and under all purchase orders or receipts for goods or services, all of any Grantor's rights to any goods represented by any of the foregoing, all moneys due or to become due to a Grantor under all contracts for the sale of goods or the performance of services or both by a Grantor (whether or not yet earned by performance on the part of such Grantor or in any other transaction), now in existence or hereafter occurring, and expressly including, without limitation, rights to receive the proceeds of, from or in connection with purchase orders or contracts for the provision of telephone and other communication services, including, without limitation, all agreements with and sums due from customers and other persons, and all books and records recording, evidencing or relating to such rights or any part thereof, and all collateral security and guarantees of any kind given by any person with respect to any of the foregoing.

         "Collateral" shall mean all (a) Accounts, (b) Contracts and Leases, (c) Equipment and Licenses, (d) Furniture and Fixtures, (e) General Intangibles, (f) Inventory, (g) cash and cash accounts, (h) Miscellaneous Items, (i) Pledged Collateral and (j) Proceeds, if any.

         "Contracts and Leases" shall mean all contracts, undertakings, leases or other agreements in or under which a Grantor may now or hereafter have any right, title or interest including, without limitation, (a) construction contracts, subscriber contracts, customer service agreements, management agreements, rights of way, easements, tower agreements, cell site agreements, pole attachment agreements, transmission capacity agreements, public utility contracts and other agreements to which such Grantor is a party, whether now existing or hereafter arising; (b) lease agreements for real or personal property to which such Grantor is a party, whether now existing or hereafter arising; and (c) other contracts and contractual rights, remedies or provisions, whether now existing or hereafter arising, in favor of such Grantor, including, with respect to an Account, any agreement relating to the terms of performance thereof.

         "Documents" means, collectively, this Guarantee and Security Agreement, the Restructuring Agreement, the Intercreditor Agreement, and the Parent Security Agreement.


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         "Equipment and Licenses" shall mean all "equipment" as such term is defined in the UCC and, to the extent not included within such definition, all machinery, equipment, furnishings, vehicles, fixtures, and supplies (installed and uninstalled), and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed or to be installed thereon or affixed or to be affixed thereto, including, without limitation, all equipment located at telephone switching office facilities; any distribution systems and all components thereof, including but not limited to hardware, cables, fiber optic cables, switches, computer equipment, amplifiers, and associated devices; and any other equipment used in connection with any Grantor's business; and all franchises, licenses, permits and operating rights authorizing or relating to any Grantor's rights to operate and maintain telecommunications or other related business, whether now owned or hereafter acquired by such Grantor.

         "Event of Default" shall have the meaning set forth in the Restructuring Agreement.

         "Furniture and Fixtures" shall mean all of a Grantor's right, title and interest in and to all furniture and fixtures in which such Grantor has an ownership, leasehold or similar legal interest, whether now owned or hereafter acquired by such Grantor.

         "General Intangibles" shall mean all "general intangibles" as such term is defined in the UCC and, to the extent not included within such definition, all personal property, goodwill, permits, customer lists, patents, copyrights, proprietary or confidential information, inventions (whether patented or patentable or not), technical information, procedures, trademarks, trademark applications, trade names, trade secrets, designs, knowledge, know-how, payment intangibles (as defined in the UCC), software (as defined in the UCC), data, databases, skill, expertise, experience, processes, models, drawings, materials and records, industrial or intellectual property or rights therein, whether under license or otherwise, all right, title and interest in any of the foregoing, including, without limitation, all rights to receive payment or property upon or in connection with any transfer of any license, claims for tax refunds, tax refund amounts and rights of indemnification, in each case, whether now owned or hereafter acquired by a Grantor.

         "Holdings" shall have the meaning assigned to such term in the preliminary statement of this Guarantee and Security Agreement.

         "Intercreditor Agreement" shall mean the Intercreditor Agreement, dated as of September 19, 2001, between MCG Finance Corporation, as collateral agent for itself and certain other lenders to the Holdings Subsidiaries, State Street Bank And Trust Company, N.A., as collateral agent for the Investor, and other collateral agents from time to time parties thereto, as the same may be amended, modified, supplemented or restated from time to time.

         "Indebtedness" shall mean and include, as of any date as of which the amount thereof is to be determined, (i) all obligations of such person to repay money borrowed

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(including, without limitation, all notes payable and drafts accepted representing extensions of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments and all obligations upon which interest charges are customarily paid), (ii) the principal amount of all monetary obligations that are secured by any perfected lien or security interest existing on property owned by such person whether or not the obligations secured thereby shall have been assumed by such person, and (iii) all guaranties of Indebtedness of any other person.

         "Inventory" shall mean all "inventory" as such term is defined in the UCC and to the extent not included within such definition, all inventory, supplies, merchandise, goods and other personal property of whatsoever nature and kind, and wherever situated, including, without limitation, any inventory held for lease or sale or that are furnished or are to be furnished under a contract of service, or that constitute raw materials, components, work in process, finished goods, goods in transit, materials used or consumed or to be used or consumed in a Grantor's business, packing and shipping materials, and all accretions and accessions thereto, trust receipts and similar documents covering the same products, whether now owned or hereafter acquired such Grantor.

         "Investment Property" shall mean all "investment property" as such term is defined in the UCC.

         "Lien" shall have the meaning set forth in Section 4.03 hereof.

         "Material Adverse Effect" shall mean a material adverse effect on (a) the business, properties, operations, financial condition, income or business prospects of Holdings and its Subsidiaries, taken as a whole, as presently conducted or (b) the validity or enforceability of the Parent Security Agreement or this Guarantee and Security Agreement.

         "Miscellaneous Items" shall mean all goods, chattel paper, documents, instruments, supplies, choses in action, claims, money, cash accounts, deposits, letter of credit rights, certificates of deposit, stock or share certificates (including, without limitation, the stock of any Subsidiaries of any Grantor now existing or hereafter created or acquired) and licenses and other rights in intellectual property not otherwise included as "collateral" hereunder and including, without limitation, all other investment property of any Grantor to the extent not otherwise included above, including all securities, security entitlements, securities accounts and commodity contracts, whether now owned or hereafter acquired by such Grantor.

         "Obligations" shall mean: (a) all payment obligations and liabilities (including, without limitation, guarantees and other contingent liabilities) of Holdings to the Investor arising under the Convertible Note; (b) any and all sums advanced by the Investor or the Collateral Agent in order to preserve the Collateral or preserve their Security Interests in the Collateral; and (c) in the event of any proceeding for the collection or enforcement of any payment obligations or liabilities of Holdings referred to in clause (a), after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the


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Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs.

         "Official Body" shall mean any federal, state, local, or other government (or any political subdivision, agency, authority, bureau, commission, department or instrumentality thereof, including the FCC and each State PUC) and any court, tribunal, grand jury or arbitrator, in each instance whether foreign or domestic.

         "Parent Security Agreement" shall mean the Security and Pledge Agreement, dated as of September 19, 2001, among Holdings, as grantor, the Collateral Agent, on behalf of the Investor, and the Investor.

         "Perfection Certificate" shall mean a certificate substantially in the form of Schedule II hereto, completed and supplemented with the schedules and attachments, contemplated thereby, and duly executed by an authorized officer of each Grantor.

         "Person" shall mean any natural person, corporation, partnership, unincorporated association, trust, governmental entity, joint venture, trade group or other entity, or any entity or group that is a part of, or associated with any of the foregoing.

         "Pledged Collateral" shall mean, collectively, (a) the shares of capital stock owned by any Grantor and listed on Schedule I hereto and any shares of capital stock or derivative securities of any Person acquired in the future by any Grantor, (b) any debt securities in the future issued to any Grantor, (c) all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for, or upon the conversion of, the securities referred to in clauses (a) and (b) above.

         "Proceeds" shall mean, to the extent not otherwise included as "Collateral" hereunder, all "proceeds", as such term is defined in the UCC, of each item of Collateral, and, to the extent not included within such definition, any and all proceeds of any loss of, damage to or destruction of the above, whether insured or not insured, and all other proceeds of any sale, lease, license, exchange or other disposition of any property or interest therein referred to herein, together with all proceeds of any policies of insurance covering any item of Collateral, any and all proceeds of any award with respect to the requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the property or assets of any Grantor, any and all proceeds of any insurance, indemnity, warranty or guarantee payable to any Grantor from time to time with respect to any property or assets of such Grantor, any rebates or refunds, whether for taxes or otherwise, and any and all other amounts from time to time paid or payable (in whatever form) under, in connection with or with respect to any property or assets of the Grantor, and all proceeds of any such proceeds, whether now existing or hereafter arising.

         "Restructuring Agreement" shall have the meaning assigned to such term in the preliminary statement of this Guarantee and Security Agreement.

         "Security Interest" shall have the meaning assigned to such term in
Section 3.01(a).

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          "Subsidiary" shall mean, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity, are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Collateral Agreement shall refer to a Subsidiary or Subsidiaries of a Grantor.

         "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Collateral Agent's interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, or by the laws of a jurisdiction other than a state of the United States, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction or such other laws, as the case may be, for purposes of the provisions hereof relating to such attachment, perfection or priority.

     Section 1.03 Rules of Interpretation. The definitions in Section 1.02 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Guarantee and Security Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, (a) any reference in this Guarantee and Security Agreement to the Restructuring Agreement or the Convertible Note shall mean the Restructuring Agreement or the Convertible Note, in each case as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time and (b) all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time.

     Section 1.04 Effectiveness of this Guarantee and Security Agreement. Notwithstanding any other provision of this Guarantee and Security Agreement to the contrary, Articles II, III and VI, and Sections 4.05, 4.06, 4.07, 4.08, 4.09, 5.05 and 5.06 of this Guarantee and Security Agreement shall not in any respect be effective as to any Grantor until the date such Grantor shall have obtained all Official Body approvals necessary for such Grantor to be bound by the terms of this Guarantee and Security Agreement (the "Necessary Consents"). Each Grantor shall use all commercially reasonable efforts to secure as soon as reasonably practicable the Necessary Consents. Promptly upon receipt of such Necessary Consents as to any Grantor, such Grantor will deliver a notice of such approval to the Investor and Administrative Agent. This Guarantee and Security Agreement shall be effective, in its entirety, as to and binding upon the Grantor receiving such Necessary Consents. Nothing in this undertaking and agreement shall require any Grantor to consent or agree to make any payments to any


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person or Official Body other than ordinary course filing, license or registration fees or to modify or otherwise change its manner of conducting business in order to secure any Necessary Consent.

                                   ARTICLE II

                                    GUARANTEE

     Section 2.01 Guarantee.

         (a) Each of the Grantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Investor, and the Collateral Agent for the benefit of the Investor, the prompt and complete payment and performance by Holdings when due and payable (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         (b) Anything herein or in any Document to the contrary notwithstanding, the maximum liability of each Grantor hereunder and under the other Documents shall in no event exceed the amount that can be guaranteed by such Grantor under applicable law, including applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.02).

         (c) Each Grantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Grantor hereunder without impairing the guarantee contained in this Article II or affecting the rights and remedies of the Investor and the Collateral Agent hereunder.

         (d) The guarantee contained in this Article II shall remain in full force and effect until the earlier to occur of (i) the first date on which the Convertible Note and all other Obligations then due and owing, and the obligations of each Grantor under the guarantee contained in this Article II then due and owing, shall have been satisfied by payment in full in cash, or
(ii) as to any Grantor, the sale or other disposition of all the capital stock of such Grantor as permitted under the Parent Security Agreement.

         (e) No payment (i) made by Holdings, any of the Grantors, any other guarantor or any other Person or (ii) received or collected by the Investor or the Collateral Agent from Holdings, any of the Grantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Grantor hereunder. Such Grantor shall, notwithstanding any such payment (other than any payment made by such Grantor in respect of the Obligations or any payment received or collected from such Grantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Grantor hereunder until the earlier to occur of
(i) the first date on which the Convertible Note and all other Obligations then due and owing are paid in full in cash or (ii) the sale or other disposition of all of the Capital Stock of such Grantor as permitted under the Parent Security Agreement.

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     Section 2.02 Right of Contribution . Each Grantor hereby agrees that, to the extent that a Grantor shall have paid more than its proportionate share of any payment made hereunder, such Grantor shall be entitled to seek and receive contribution from and against any other Grantor hereunder, if such Grantor has not paid its proportionate share of such payment. Each Grantor's right of contribution shall be subject to the terms and conditions of Section 2.03. The provisions of this Section 2.02 shall in no respect limit the obligations and liabilities of any Grantor to the Investor or the Collateral Agent, and each Grantor shall remain liable to the Investor and the Collateral Agent for the full amount guaranteed by such Grantor hereunder.

     Section 2.03 No Subrogation. Notwithstanding any payment made by any Grantor hereunder or any set-off or application of funds of any Grantor by the Investor or the Collateral Agent, no Grantor shall be entitled to be subrogated to any of the rights of the Investor or Collateral Agent or any other Grantor or any collateral security or guarantee or right of offset held by the Investor or Collateral Agent for the payment of the Obligations, nor shall any Grantor seek or be entitled to seek any contribution or reimbursement from Holdings or any other Grantor in respect of payments made by such Grantor hereunder, until all amounts owing to the Investor by Holdings and such Grantor on account of the Obligations are paid in full in cash. If any amount shall be paid to any Grantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full in cash, such amount shall be held by such Grantor in trust for the Investor, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly endorsed by such Grantor to the Collateral Agent, if required), to be held as collateral security for the Obligations (whether matured or unmatured) and/or then or at any time thereafter may be applied against the Obligations, whether matured or unmatured, in such order as the Investor may determine.

     Section 2.04 Amendments, etc. with respect to the Borrower Obligations. To the maximum extent permitted by applicable law, each Grantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Grantor and without notice to or further assent by any Grantor, any demand for payment of any of the Obligations made by the Collateral Agent may be rescinded by the Investor or Collateral Agent, and any of the Obligations continued. Such Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Investor or Collateral Agent, and the Documents and any other documents executed and delivered in connection therewith may be amended, waived, modified, supplemented or terminated, in whole or in part, as Investor or Collateral Agent may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Investor or Collateral Agent for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Investor or Collateral Agent shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee contained in this Article II or any property subject thereto, except to the extent required by applicable law.


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     Section 2.05 Guarantee Absolute and Unconditional. Each Grantor waives, to the maximum extent permitted by applicable law, any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Investor or Collateral Agent upon the guarantee contained in this Article II or acceptance of the guarantee contained in this
Article II; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Article II; and all dealings between Holdings and any of the Grantors, on the one hand, and the Investor or Collateral Agent, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Article II. Each Grantor waives, to the maximum extent permitted by applicable law, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the other Grantors with respect to the Obligations. Each Grantor understands and agrees, to the extent permitted by applicable law, that the guarantee contained in this
Article II shall be construed as a continuing, absolute and unconditional guarantee of payment. Each Grantor hereby waives, to the maximum extent permitted by applicable law, any and all defenses that it may have arising out of or in connection with any and all of the following: (a) the validity or enforceability of the Documents, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Investor or Collateral Agent, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) that may, at any time, be available to or be asserted by Holdings against the Investor or Collateral Agent, (c) any change in the time, place or manner of payment, amendment, or waiver or increase in the Obligations, (d) any exchange, taking, or release of Collateral, (e) any change in the corporate structure or existence of Holdings, (f) any application of Collateral to Obligations in accordance with the terms of this Guarantee and Security Agreement or (g) any other circumstance whatsoever, other than indefeasible payment in full in cash of the Obligations, that (with or without notice to or knowledge of Holdings or such Grantor) constitutes, or might be construed to constitute, an equitable or legal discharge of Holdings for the Obligations, or of such Grantor under the guarantee contained in this Article II, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Grantor, the Investor or Collateral Agent may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against Holdings, any other Grantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto. Any failure by the Investor or Collateral Agent to make any such demand, to pursue such other rights or remedies or to collect any payments from Holdings, any other Grantor of any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of Holdings, any other Grantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Grantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Investor or Collateral Agent against any Grantor. For the purposes hereof, "demand" shall include the commencement and continuance of any legal proceedings.

     Section 2.06 Reinstatement. The guarantee contained in this Article II shall continue to be effective, or be reinstated, as the case may be, if any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Investor or Collateral Agent upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Holdings or any Grantor, or upon or as a result of the appointment of a receiver, intervener or conservator of, or trustee or similar officer for, Holdings or any Grantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

     Section 2.07 Payments. Each Grantor hereby guarantees that payments hereunder will be paid to the Investor without set-off or counterclaim, in lawful money of the United States of America at the principal office of the Investor in Dulles, Virginia, or at such other place as the Investor shall have designated for such purpose.

                                  ARTICLE III

                                SECURITY INTEREST

     Section 3.01 Security Interest.

         (a) As security for the prompt and full payment when due of all of the Obligations, whether now existing or hereinafter incurred, each Grantor hereby grants to the Collateral Agent as collateral agent on behalf of the Investor, a continuing security interest of first priority in all of such Grantor's right, title and interest in, to and under the Collateral, whether now existing or hereafter from time to time acquired (the "Security Interest") ; provided, however, and notwithstanding any other provision contained herein, the Collateral shall not include any property in which the Senior Agent under (and as defined in) the Intercreditor Agreement does not have a security interest and lien, including, without limiting the generality of the foregoing, any property in which (i) the Senior Agent has waived or released its security interest and
(ii) the Investor's security interest has been released in accordance with
Section 4.1(a) of the Intercreditor Agreement. Without limiting the foregoing, the Collateral Agent is hereby authorized (but not obligated) to file one or more financing statements (including fixture filings), continuation statements, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by such Grantor, without the signature of such Grantor, and naming such Grantor as the debtor and the Collateral Agent as the secured party.

         (b) As security for the prompt and full payment when due of all of the Obligations, each Grantor hereby (i) pledges and deposits as security with the Collateral Agent as agent on behalf of the Investor (except as otherwise permitted below) the Pledged Collateral owned by such Grantor on the date hereof, which Pledged Collateral is listed on Schedule I attached hereto, and delivers to the Collateral Agent (or its bailee) certificates therefor accompanied by undated stock powers duly executed in blank by the Grantor in the case of capital stock, or such other instruments of transfer as are acceptable to the Collateral Agent; and (ii) hereby assigns, transfers, hypothecates, mortgages, charges and sets over to the Collateral Agent as collateral agent on behalf of the Investor all of the Grantor's right, title and interest in and to such Pledged Collateral (and in and to the certificates or instruments evidencing such Pledged Collateral), to be held by the Collateral Agent upon the terms and conditions set forth in this Guarantee and Security Agreement. If any Grantor's Pledged Collateral (whether now owned or hereafter acquired) is evidenced by an uncertificated security, such Grantor shall promptly notify the Collateral Agent thereof in writing and shall promptly take all actions required to perfect the Security Interest of the Collateral Agent, as agent on behalf of the Investor, under applicable law (including the UCC). All deliveries to and deposits with the Collateral Agent (or its bailee) made by any Grantor pursuant to this subsection (b) shall be made promptly after this Guarantee and Security Agreement, in accordance with Section 1.04, becomes effective in its entirety for such Grantor.

         (c) The security interests of the Collateral Agent under this Guarantee and Security Agreement extend to all Collateral that each Grantor may acquire at any time during the continuation of this Guarantee and Security Agreement. If any Grantor shall acquire (by purchase, stock dividend or otherwise) any additional Pledged Collateral at any time or from time to time after the date hereof, such Grantor will forthwith pledge and deposit such Pledged Collateral as security with the Collateral Agent, as collateral agent on behalf of the Investor, and deliver to the Collateral Agent certificates therefor accompanied by stock powers duly executed in blank by such Grantor or such other instruments of transfer as are acceptable to the Collateral Agent, and will promptly thereafter deliver to the Collateral Agent a certificate executed by any of the President, any Vice President, or the Treasurer of the Grantor describing such Pledged Collateral and certifying that the same have been duly pledged with the Collateral Agent, as collateral agent on behalf of the Investor.

     Section 3.02 No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or the Investor to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral. Without limiting the foregoing, the Collateral Agent shall have no duty or obligation to preserve, protect, vote or otherwise exercise any rights of any Grantor in the Pledged Stock; the Collateral Agent shall be responsible only to take reasonable actions for the physical safekeeping of such stock certificates as are delivered to it evidencing the Pledged Collateral (and otherwise to perform the specific duties expressly set forth in this Guarantee and Security Agreement on its part to be performed).

     Section 3.03 Power of Attorney. Each Grantor hereby constitutes and appoints the Collateral Agent as collateral agent on behalf of the Investor as such Grantor's true and lawful attorney, irrevocably, with full power after receiving written notice from Investor of an Event of Default (in the name of such Grantor or otherwise), to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to such Grantor under or arising out of the Collateral, to transfer, sell, assign, convey, pledge and otherwise dispose of any Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings that the Collateral Agent may deem to be necessary or advisable in the premises, which appointment as attorney is coupled with an interest.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         The Grantor represents and warrants to the Collateral Agent and the Investor that:

     Section 4.01 Organization, Standing, etc. Each Grantor is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. Each Grantor's exact legal name is as set forth in the preliminary statement of this Guarantee and Security Agreement. Each Grantor is duly qualified or licensed and, if applicable, is in good standing as a foreign corporation, in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it require such qualification or licensing, except for any such failure so to qualify or be in good standing that, individually or in the aggregate, would not have a Material Adverse Effect. Each Grantor has the requisite power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the failure to comply would not, individually or in the aggregate, have a Material Adverse Effect.

     Section 4.02 Authorization; Binding Effect. Each Grantor has the corporate power and authority to execute, deliver and perform this Guarantee and Security Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Guarantee and Security Agreement by each Grantor has been duly authorized by all necessary corporate action on the part of such Grantor. This Guarantee and Security Agreement constitutes the valid and legally binding obligation of each Grantor, enforceable against such Grantor in accordance with its terms, except as such may be limited by bankruptcy, insolvency, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity.

     Section 4.03 No Violations; Consents and Approvals.

         (a) The execution, delivery or performance by each Grantor of this Guarantee and Security Agreement; the consummation by each Grantor of the transactions contemplated hereby; and the performance by each Grantor of its obligations hereunder (i) will not result in a violation or breach of such Grantor's Certificate of Incorporation or its By-laws and (ii) will not result in a violation or breach of (or give rise to any right of termination, revocation, cancellation or acceleration under or increased payments under), or constitute a default (with or without due notice or lapse of time or both) under, or result in the creation of any lien, mortgage, charge, encumbrance or security interest of any kind (a "Lien") upon any of the properties or assets of such Grantor under, (A) any of the terms, conditions or provisions of any note, bond, mortgage, indenture, contract, agreement, obligation, instrument, offer, commitment, understanding or other arrangement (each a "Contract") or of any license, waiver, exemption, order, franchise, permit or concession (each a "Permit") to which such Grantor is a party or by which any of its properties or assets may be bound, or (B) subject to the governmental filings and other matters referred to in clause (b) below, any judgment, order, decree, statute, law, regulation or rule applicable to such Grantor, except, in the case of clause (ii), for violations, breaches, defaults, rights of cancellation, termination, revocation or acceleration or Liens that would not, individually or in the aggregate, have a Material Adverse Effect.

         (b) Except as described in the Disclosure Letter (as defined in Section
3.4 of the Restructuring Agreement), no consent, approval, order or authorization of, or registration, declaration or filing with, any government or any court, administrative agency or commission or other governmental authority or agency, federal, state, local or foreign is required with respect to any Grantor in connection with the execution, delivery or performance by such Grantor of this Guarantee and Security Agreement, the consummation by such Grantor of the transactions contemplated hereby or the performance by such Grantor of its obligations hereunder, except as may be required in connection with the sale, transfer or disposition of Pledged Collateral.

     Section 4.04 Title, No Liens and Authority. Each Grantor is the owner of, and has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder, and will be the owner of, and will have good and valid rights in and title to the Collateral acquired by it from time to time after the date hereof with respect to which it will purport to grant a Security Interest hereunder. Each Grantor is the legal, record and beneficial owner of, and has good and marketable title, to all of the Pledged Collateral, subject to no Lien (except the Lien created by this Guarantee and Security Agreement, any Lien permitted under Section 5.05 hereof and Section 5.9 of the Restructuring Agreement and any encumbrance on any Pledged Collateral created solely by operation of law). All the shares of capital stock of the Pledged Collateral have been duly and validly issued, are fully paid and nonassessable. Subject to Section 5.05 hereof and Section 5.9 of the Restructuring Agreement, the Collateral, whether now owned or existing or hereafter acquired or arising by any Grantor from time to time after the date hereof will be free from any Lien granted by the Grantor after the date hereof, or other right, title or interest of any Person granted by the Grantor after the date hereof, and the Grantor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent or the Investor. The Grantor has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Guarantee and Security Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained.

     Section 4.05 Filings. The Perfection Certificate for each Grantor has been duly prepared, completed and executed and the information set forth therein is correct and complete. Fully executed UCC financing statements (including fixture filings, as applicable) ("Financing Statements") containing a description of the Collateral have been filed in each governmental office of each Grantor's state of incorporation, as specified in Schedule II to this Guarantee and Security Agreement (the "Filing Offices"), which are all the filings, recordings and registrations that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent as agent on behalf of the Investor and, except with respect to any Indebtedness permitted under Section 5.9 of the Restructuring Agreement, superior and prior to the rights of all other Persons and subject to no other Liens in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor hereby (i) acknowledges and consents to the delivery by the Collateral Agent to the Investor of such Financing Statements, and to the filing thereof by the Investor with the Filing Offices specified in Schedule II to this Guarantee and Security Agreement, and (ii) covenants and agrees that it shall prepare and deliver to the Collateral Agent, with a copy to the Investor, not less than forty-five days prior to the date when the same are required to be filed under the UCC, duly completed and appropriate UCC continuation statements for each of such Financing Statements together with written notice to the Collateral Agent making reference to this Section of this Guarantee and Security Agreement and instructing the Collateral Agent to sign and file such continuation statements with the Filing Offices.

     Section 4.06 Possession.

         (a) Each Grantor shall have possession of the applicable Collateral except where expressly otherwise provided in this Guarantee and Security Agreement or where the Collateral Agent, at the written request of the Investor, or the Investor chooses to perfect its security interest by possession in addition to the filing of a financing statement, provided, however, if the Investor shall deliver a written request to the Collateral Agent to request possession of any Collateral, the Investor shall be responsible for arranging the delivery of such Collateral to the Collateral Agent.

         (b) Where Collateral is in the possession of a third party, the applicable Grantor will notify the third party of the Collateral Agent's security interest and use its commercially reasonable best efforts to obtain an acknowledgment from the third party that it is holding such Collateral for the benefit of Collateral Agent. Such Grantor shall prepare any such notice to be delivered to the third party and provide the Collateral Agent with a copy of the notice.

     Section 4.07 Control. Each Grantor will cooperate with the Collateral Agent in obtaining control with respect to Collateral consisting of:

         (a) Deposit Accounts; and

         (b) Investment Property;

         (c) Letter-of-credit rights; and

         (d) Electronic chattel paper.

     Section 4.08 Marking of Chattel Paper. No Grantor will create any Chattel Paper without placing a legend on the Chattel Paper acceptable to Collateral Agent indicating that the Collateral Agent, on behalf of the Investor, has a security interest in the Chattel Paper.

     Section 4.09 Validity of Security Interest. The Security Interest constitutes (a) a legal and valid continuing security interest of first priority (or second, only with respect to any Indebtedness permitted under Section 5.9 of the Restructuring Agreement) in all the Collateral securing the Obligations and
(b) subject to the filings described in Section 4.05 above, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC or other applicable law in such jurisdictions.

     Section 4.10 Recourse. This Guarantee and Security Agreement is made with full recourse to each Grantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of each Grantor contained herein, in the Restructuring Agreement, and otherwise in writing in connection herewith or therewith.

     Section 4.11 Litigation. As of the date of this Guarantee and Security Agreement, there is no action, suit, proceeding or investigation pending or currently threatened against the Grantor or any of its Subsidiaries that questions the validity of the Documents or the right of any Grantor, as applicable, to enter into them or to consummate the transactions contemplated hereby or thereby. Except as set forth in the Disclosure Letter or as disclosed in the SEC Filings (as defined in Section 3.7 of the Restructuring Agreement), as of the date of this Guarantee and Security Agreement, there is no action, suit, proceeding or investigation pending or currently threatened that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect. Except as set forth in the Disclosure Letter or as disclosed in the SEC Filings, as of the date of this Guarantee and Security Agreement, there are no outstanding judgments, orders, decrees, or injunctions of any Governmental Entity against any of the Grantors that, insofar as can reasonably be foreseen, individually or in the aggregate, in the future would have a Material Adverse Effect.

     Section 4.12 Compliance with Applicable Law. Except as set forth in the Disclosure Letter or as disclosed in the SEC Filings, each of the Grantors is in compliance with all statutes, laws, regulations, rules, judgments, orders and decrees of all Governmental Entities applicable to it, including without limitation the United States Federal Communications Commission, that relate to its respective business, and no Grantor has received any notice alleging noncompliance except, with reference to all of the foregoing, where the failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect. Each of the Grantors has all Permits that are required in order to permit it to carry on its business as it is presently conducted, except where the failure to have such Permits would not, individually or in the aggregate, have a Material Adverse Effect. All such Permits are in full force and effect and the Grantors are in compliance with the terms of such Permits, except where the failure to be in full force and effect or in compliance would not, individually or in the aggregate, have a Material Adverse Effect.

     Section 4.13 Changes. Between December 31, 2000 and the date of this Guarantee and Security Agreement, except (1) as contemplated by this Guarantee and Security Agreement, (2) as disclosed in the SEC Filings, or (3) as set forth in the Disclosure Letter, there has not been:

         (a) any changes in the assets, liabilities, financial condition, operating results or, to the best of each Grantor's knowledge, prospects, of the Grantors from that reflected in the 2000 Annual Report, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

         (b) any damage, destruction or loss, whether or not covered by insurance, that would have a Material Adverse Effect;

         (c) any waiver or compromise by the Grantor of a material right or of a material debt owed to it;

         (d) any satisfaction or discharge of any Lien or payment of any obligation by any Grantor, except in the ordinary course of business and that would not result in a Material Adverse Effect;

         (e) any change to a material contract or arrangement by which any Grantor or any of its assets is bound or subject, or any breach or waiver of any breach of or under any such contract or amendment (or the occurrence of any event that would, as a result of the passage of time, become or result in such a breach or waiver), which change, breach or waiver has had a Material Adverse Effect;

         (f) any sale, assignment or transfer to a third party that is not an Affiliate (as hereinafter defined) of any material patents, trademarks, copyrights, trade secrets or other intangible assets for compensation that is less than fair value;

         (g) any mortgage, pledge, transfer of a security interest in, or Lien, created by any Grantor, with respect to any of their material properties or assets, except Liens for taxes not yet due or payable;

         (h) any declaration, setting aside or payment or other distribution in respect of any Grantor's capital stock; or

         (i) any event or condition of any type that has (or will as a result of the passage of time) materially and adversely affected (or affect) the business, properties, financial condition, or to the best of each Grantor's knowledge, the business prospects of such Grantor.

         For purposes of this Guarantee and Security Agreement, the term "Affiliate" means any individual or entity directly or indirectly controlling, controlled by or under common control with, a party to this Guarantee and Security Agreement. Without limiting the foregoing, the direct or indirect ownership of 50% or more of the outstanding voting securities of an entity, or the right to receive 50% or more of the profits or earnings of an entity, shall be deemed to constitute control.

     Section 4.14 Undisclosed Liabilities. Except as set forth in the Disclosure Letter, the Grantors have no liability (whether absolute, accrued, contingent or otherwise) of a nature required by GAAP to be shown on a balance sheet, except for (i) liabilities reflected in the SEC Filings, (ii) liabilities that have arisen since December 31, 2000 in the ordinary course of business and (iii) contractual liabilities incurred in the ordinary course of business.

     Section 4.15 Capitalization; Options and Warrants. The authorized capital stock of each Grantor is as set forth in the Disclosure Letter. Except as disclosed in the SEC Filings or the Disclosure Letter, and except for the transactions contemplated by this Guarantee and Security Agreement, since December 31, 2000, no Grantor has issued any shares of capital stock or granted any option, warrants, rights (including conversion or preemptive rights), or similar rights, to any person or entity to purchase or acquire any shares or any rights with respect to any shares of capital stock of such Grantor. Except as set forth in the Disclosure Letter and such rights as may be held by the Investor, there are no outstanding rights to cause any Grantor to register the securities held by any person or entity under the Securities Act.

     Section 4.16 Subsidiaries. No Grantor has any equity interests with a value of $100,000 or more in any person or entity (other than (i) any Grantor's interest in the Subsidiaries of such Grantor or (ii) any investment of less than 5% of the outstanding securities of any corporation if such securities are regularly traded on a recognized stock exchange), and there are no commitments on the part of the Grantor to contribute additional capital in respect of any equity interest in any person or entity. Each of the outstanding shares of capital stock of each of the Grantors has been duly authorized and validly issued, and is fully paid and nonassessable. Except as set forth in the Disclosure Letter, all of the outstanding shares of capital stock of any Grantor's Subsidiary are owned, either directly or indirectly, by such Grantor free and clear of all Liens, except for Liens permitted pursuant to Section 5.9 of the Restructuring Agreement.

                                   ARTICLE V

                                    Covenants

     Section 5.01 Change of Name; Location of Collateral; Records; Place of Business.

         (a) Each Grantor agrees to notify the Collateral Agent no less than 20 days in advance in writing of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the state in which it is organized, (iii) in its identity or corporate structure or (iv) in its Federal Taxpayer Identification Number. Each Grantor agrees to reasonably assist the Collateral Agent and the Investor in the event it effects or permits any change referred to in the preceding sentence with all filings to be made under the UCC or otherwise that are required in order for the Collateral Agent as collateral agent for the Investor to continue at all times to have a valid, legal and perfected continuing security interest of first priority in all the Collateral. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Collateral owned or held by such Grantor is damaged or destroyed.

         (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail reasonably satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

     Section 5.02 Protection of Collateral Agent's Security. No Grantor will do anything to impair the rights of the Collateral Agent (or the Investor) in the Collateral. Each Grantor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Grantor to pay its Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Grantor.

     Section 5.03 Modification of Terms, etc. No Grantor shall rescind or cancel any indebtedness evidenced by any Account or under any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any Account or Contract, or interest therein, without the prior written consent of the Collateral Agent, as instructed in writing by the Investor, except as permitted by Section 5.04. Each Grantor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Accounts and Contracts and will do nothing to impair the rights of the Collateral Agent (or the Investor) in the Accounts or Contracts.

     Section 5.04 Collection. Each Grantor shall endeavor to cause to be collected from the account debtor named in each of its Accounts or obligor under any Contract, as and when due (including, without limitation, amounts that are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Account or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account or under such Contract, except that, prior to the occurrence of an Event of Default, such Grantor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Grantor finds appropriate in accordance with sound business judgment and
(ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services. The costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by such Grantor or the Collateral Agent, shall be borne by such Grantor.

     Section 5.05 Financing Statements. Each Grantor agrees to execute and deliver to the Collateral Agent such financing statements, instruments and documents in form acceptable to the Investor as the Collateral Agent or the Investor may from time to time reasonably request or as are necessary or desirable to establish and maintain a valid, enforceable, first priority (or second, only with respect to any Indebtedness permitted under Section 5.9 of the Restructuring Agreement) Security Interest in the Collateral as provided herein and the other rights and security contemplated herein, all in accordance with the UCC as enacted in any and all relevant jurisdictions or any other relevant law. Each Grantor will pay any applicable filing fees and related expenses. Each Grantor authorizes the Collateral Agent and the Investor to file any such financing statements without the signature of such Grantor. Notwithstanding anything herein to the contrary, the Collateral Agent shall not be responsible for taking any action to protect or perfect a valid enforceable security interest in the Collateral, including but not limited to, the timely filing of any UCC financing or continuation statements.

     Section 5.06 Further Assurances. Each Grantor agrees, at its own expense, to make, execute, endorse, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent or the Investor may from time to time reasonably request to ensure the preservation and continuous perfection of its Security Interest in the Collateral, or to effectuate the rights granted to the Collateral Agent or Investor herein, in accordance with the terms of this Guarantee and Security Agreement, including the payment of any fees and taxes required in connection with the execution and delivery of this Guarantee and Security Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith.

     Section 5.07 Additional Shares. Each Grantor shall (a) not issue any stock or other securities (including debt securities and derivative securities) in addition to or in substitution for the Pledged Collateral (as such term is defined in the Parent Security Agreement) issued by such issuer, except to Holdings (or, if such Grantor is a Subsidiary of another Grantor, to a Grantor or Holdings).

     Section 5.08 Additional Covenants of Each Grantor.

     Each Grantor hereby agrees that it shall be bound, at all times prior to the discharge of this Guarantee and Security Agreement, by the covenants in
Section 5.3 and Section 5.14 of the Restructuring Agreement

                                   ARTICLE VI

                                    REMEDIES

     Section 6.01 Rights of Grantor. So long as no Event of Default shall have occurred and be continuing, each Grantor shall have the right to (i) receive all dividends, interest and other payments and distributions made upon or with respect to the Pledged Collateral, (ii) receive all proceeds of any sale of the Pledged Collateral in accordance with Section 5.08 and (iii) vote and give consents, ratifications and waivers, with respect to the Pledged Collateral. Each Grantor waives any right it may have to require the Collateral Agent or Investor to pursue any third person for any of the Obligations.

     Section 6.02 Remedies upon Occurrence of Event of Default. If the Collateral Agent shall at any time receive written notice from the Investor that an Event of Default shall have occurred and be continuing, the Collateral Agent shall, subject to the provisions of Section 6.04 hereof, upon request of the Investor, (i) deliver the Collateral to the Investor (or its designee), (ii) execute and deliver to the Investor an instrument satisfactory to the Collateral Agent assigning to the Investor (without recourse against, and without representation or warranty of any kind by, the Collateral Agent) all of the Collateral Agent's rights, title and interests in and to the Collateral hereunder, and (iii) execute and deliver to the Investor UCC assignments (as shall have been duly completed and provided to the Collateral Agent by the Investor) for each of the Financing Statements; provided, however, that the Collateral Agent's obligation to deliver the foregoing shall be subject to the Investor's payment to the Collateral Agent of all amounts owing to the Collateral Agent hereunder, to the extent remaining unpaid by the Investor or the Grantor (and the Investor shall be subrogated to the rights of the Collateral Agent to the extent of such payment and such obligations of the Grantor shall become part of the Obligations secured hereby). Upon such assignment and delivery to the Investor, the Collateral Agent shall immediately and automatically be released from all obligations hereunder. Unless and until the Investor shall have made such request to the Collateral Agent, the Collateral Agent shall have no duty or obligation to take any action pursuant to the preceding sentence; and except for the taking of such action pursuant to the preceding sentence upon receipt of such request, the Collateral Agent shall be under no duty or obligation to take any other action of any kind hereunder with respect to the Collateral or such Event of Default (including, without limitation, no duty to enforce, foreclose, protect, preserve or otherwise exercise any rights or remedies as a secured party with respect to the Collateral, including without limitation the sale or other disposition of Collateral or other exercise of rights or remedies pursuant to or as contemplated by this Article VI). Notwithstanding the foregoing, the Collateral Agent thereafter may exercise such rights or remedies or take such actions as may be requested by the Investor, to the extent and upon such terms as may be agreed to by the Collateral Agent, at its reasonable discretion (which terms may, if the Collateral Agent deems necessary, include such additional compensation as the Collateral Agent reasonably determines to be necessary). In any and every such case, upon the occurrence and during the continuance of any Event of Default, subject to any mandatory requirements of applicable law then in effect, the Collateral Agent, on behalf of the Investor, or the Investor upon the delivery of the Collateral to the Investor, as the case may be, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the UCC or other applicable law in all relevant jurisdictions and may:

         (a) personally, or by agents or attorneys, immediately retake possession of the Collateral or any part thereof, from any Grantor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Grantor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Grantor; and

         (b) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts) constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Collateral Agent or the Investor, as appropriate; and

         (c) sell, assign or otherwise liquidate, or direct any Grantor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

         (d) take possession of the Collateral or any part thereof, by directing the Grantor thereof in writing to deliver the same to the Collateral Agent or the Investor, as appropriate, at any place or places designated by the Collateral Agent or the Investor, as appropriate, in which event such Grantor shall, at its own expense:

               (i) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent or the Investor, as appropriate, and there delivered to the Collateral Agent or the Investor, as appropriate,

               (ii) store and keep any Collateral so delivered to the Collateral Agent or the Investor, as appropriate, at such place or places pending further action by the Collateral Agent or the Investor, as appropriate, as provided in Section 6.03, and

               (iii) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain them in good condition; and

         (e) with respect to the Pledged Collateral and subject to the provisions of Section 6.04 hereof:

               (i) receive all amounts payable in respect of the Pledged Collateral otherwise payable to the Collateral Agent or the Investor, as appropriate;

               (ii) transfer all or any part of the Pledged Collateral into the Collateral Agent's or the Investor's name, as appropriate, or the name of its nominee or nominees; and

               (iii) vote all or any part of the Pledged Collateral (whether or not transferred into the name of the Collateral Agent or the Investor, as appropriate) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Grantor hereby irrevocably constituting and appointing the Collateral Agent or the Investor, as appropriate, the proxy and attorney-in-fact of such Grantor, with full power of substitution to do so);

it being understood that each Grantor's obligation so to deliver the Collateral is of the essence of this Guarantee and Security Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent or the Investor, as appropriate, shall be entitled to a decree requiring specific performance by such Grantor of such obligation.

     Section 6.03 Remedies; Disposition of the Collateral.

         (a) Any Collateral repossessed by the Collateral Agent or the Investor, as appropriate, under or pursuant to Section 6.02, and any other Collateral whether or not so repossessed by the Collateral Agent or the Investor, as appropriate, may, subject to Section 6.04, be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent or the Investor, as appropriate, may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or the Investor, as appropriate, or after any overhaul or repair that the Collateral Agent or the Investor, as appropriate, shall determine to be commercially reasonable. Any such disposition that shall be a private sale or other private proceeding permitted by such requirements shall be made upon not less than 10 days' written notice to such Grantor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefore, and shall be subject, for the 10 days after the giving of such notice, to the right of such Grantor or any nominee of such Grantor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition that shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to such Grantor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's or the Investor's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in New York City. To the extent permitted by any such requirement of law, the Collateral Agent or the Investor, as appropriate, may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section 6.03 without accountability to Holdings or any Grantor (except to the extent of surplus money received as provided in Section 6.05). If, under mandatory requirements of applicable law, the Collateral Agent or the Investor, as appropriate, shall be required to make disposition of the Collateral within a period of time that does not permit the giving of notice to the Grantor as hereinabove specified, the Collateral Agent or the Investor, as appropriate, need give such Grantor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

         (b) With respect to the Pledged Collateral and subject to the provisions of Section 6.04 hereof, after an Event of Default, the Collateral Agent or the Investor, as appropriate, may, at any time or from time to time, sell, assign and deliver, or grant options to purchase, all or any part of the Pledged Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Grantor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Collateral Agent or the Investor, as appropriate, in its absolute discretion may determine, provided that at least 10 days' notice of the time and place of any such sale shall be given to such Grantor. Each Grantor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Pledged Collateral, whether before or after sale hereunder, and all rights, if any, of marshaling the Pledged Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Collateral Agent or the Investor, as appropriate, may bid for and purchase all or any part of the Pledged Collateral so sold free from any such right or equity of redemption. The Collateral Agent or the Investor, as appropriate, shall not be liable for failure to collect or realize upon any or all of the Pledged Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.

     Section 6.04 Restrictions. Notwithstanding anything to the contrary contained in this Guarantee and Security Agreement, none of the Collateral Agent, the Investor or any Grantor will take or instruct the Collateral Agent to take any action pursuant to this Guarantee and Security Agreement that (i) would constitute or result in any assignment of a Permit (as defined in Section 4.03(a)) or any transfer of control of such Grantor or any Subsidiary of such Grantor if such assignment of a Permit or transfer of control would require under then existing law (including the written rules and regulations promulgated by the FCC) the prior approval of the FCC or any State PUC or (ii) would otherwise require the prior approval of the FCC or any State PUC, unless such approval has been obtained (as applicable) from such State PUC or from the FCC. Without limiting the generality of the foregoing, the Collateral Agent and the Investor each specifically agrees that (a) voting rights with respect to the Pledged Collateral will remain with the holders of such voting rights during the existence of an Event of Default unless and until any required prior approvals to the transfer of such voting rights have been obtained (as applicable) from such State PUC or from the FCC, and (b) during the existence of any Event of Default and foreclosure upon the Pledged Collateral by the Collateral Agent, there will be either a private or public sale of the Pledged Collateral, and (c) prior to the exercise of voting rights by the purchaser at any such sale, any consent of any State PUC or the FCC required pursuant to any State Communications Act or the Federal Communications Act (respectively) will be obtained. For the purposes of this Section 6.04, "FCC" means the Federal Communications Commission or any other entity or agency that succeeds to its responsibilities and powers, "State Communications Acts" means the laws of any state in which any Grantor or any Subsidiary of such Grantor does business that govern the provision of communications services offered or performed by such Grantor or any Subsidiary of such Grantor within such state and are applicable to such Grantor or such Subsidiary of such Grantor, as amended from time to time, and as implemented by the rules, regulations, and orders of the applicable State PUC or any court of competent jurisdiction and "State PUC" means the public utility commission or other regulatory agency of any state in which any Grantor or any Subsidiary of such Grantor does business that is vested with jurisdiction over such Grantor or such Subsidiary of such Grantor and over State Communications Acts or the provision of communication services within such state.

     Section 6.05 Waiver of Claims. Except as otherwise provided in this Guarantee and Security Agreement, EACH GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S OR THE INVESTOR'S, AS APPROPRIATE, TAKING POSSESSION OR THE COLLATERAL AGENT'S OR THE INVESTOR'S, AS APPROPRIATE, DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT SUCH GRANTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and each Grantor hereby further waives, to the extent permitted by law:

         (a) all damages occasioned by such taking of possession except any damages that are the direct result of the Collateral Agent's or Investor's gross negligence or willful misconduct;

         (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's or Investor's rights hereunder; and

         (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Guarantee and Security Agreement or the absolute sale of the Collateral or any portion thereof, and each Grantor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of such Grantor therein and thereto, and shall be a perpetual bar both at law and in equity against such Grantor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Grantor.

     Section 6.06 Application of Proceeds. The Collateral Agent or the Investor, as appropriate, shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

         (a) First, to the payment of all costs and expenses incurred by the Collateral Agent and the Investor, as the case may be, in connection with any action or proceeding taken to enforce the rights of the Collateral Agent and the Investor under this Guarantee and Security Agreement, including, without limitation, the initiation of any non-judicial action or any action in any court or before any administrative or regulatory agency or tribunal to enforce such rights, including reasonable attorneys fees and expenses;

         (b) Second, to the payment of the Obligations to the Collateral Agent, to the extent remaining unpaid, until all such Obligations are satisfied in full;

         (c) Third, to the payment of the Obligations to the Investor, until all such Obligations are satisfied in full; and

         (d) Fourth, to the appropriate Grantor, or its representative or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds, or as otherwise permitted by law.

     Section 6.07 Remedies Cumulative. No failure or delay on the part of the Collateral Agent or the Investor in exercising any right, power or privilege hereunder, under the Restructuring Agreement and no course of dealing between Holdings or any Grantor and the Collateral Agent or the Investor shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder, under the Restructuring Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in the Restructuring Agreement expressly provided are cumulative and not exclusive of any rights, powers or remedies that the Collateral Agent or the Investor would otherwise have. No notice to or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Collateral Agent or the Investor to any other or further action in any circumstances without notice or demand.

     Section 6.08 Discontinuance of Proceedings. In case the Collateral Agent or the Investor shall have instituted any proceeding to enforce any right, power or remedy under this Guarantee and Security Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent or the Investor, as appropriate, then, and in every such case, a Grantor, the Collateral Agent or the Investor, as appropriate, and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interests created under this Guarantee and Security Agreement, and all rights, remedies and powers of the Collateral Agent and the Investor shall continue as if no such proceeding had been instituted.

                                  ARTICLE VII

                       COLLATERAL AGENT DUTIES; INDEMNITY

     Section 7.01 Limitation of Liability.

         (a) The Collateral Agent undertakes to perform such duties and only such duties as are specifically set forth in this Guarantee and Security Agreement and no implied covenants or obligations shall be read in this Guarantee and Security Agreement against the Collateral Agent. The Collateral Agent shall not be deemed to have any knowledge of an Event of Default unless informed in writing by the Investor or a Grantor.

         (b) The Collateral Agent shall not be required to exercise any remedies hereunder unless requested in writing to do so by the Investor and in such event subject to the terms of this Guarantee and Security Agreement and only if furnished with indemnity satisfactory to the Collateral Agent by the Investor. The Collateral Agent may consult with counsel and shall not be liable for any action taken in good faith in reliance upon the advice of counsel. The Collateral Agent makes no representation concerning the value or validity of the Pledged Collateral or the validity or perfection of the pledge thereof.

         (c) The Collateral Agent may, at any time on 30 days' notice to each Grantor and the Investor, resign hereunder and may be removed by a joint writing of each Grantor and the Investor. Upon any such resignation or removal of the Collateral Agent, the Investor shall promptly appoint another financial institution to act as Collateral Agent hereunder, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. To the extent that a successor Collateral Agent has not been appointed and accepted the responsibility as successor Collateral Agent hereunder within 30 days after the Collateral Agent's notice of resignation, each of the Investors shall automatically succeed to and become vested with the rights, powers, privileges and duties of the retiring Collateral Agent and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder except that the Collateral Agent shall deliver any and all Collateral in its possession to the Investor and assign and transfer its rights hereunder to the Investor. The Investor agrees to cooperate in accepting the Collateral and the assignment of the Collateral Agent's rights hereunder.

         (d) The Collateral Agent (i) shall not be obligated hereunder to take or hold possession of any Collateral other than the Pledged Collateral, (ii) has no responsibility for the sufficiency, contents or filing of any financing statement or continuation statement (except that it shall reasonably cooperate with the Investor in executing appropriate continuation statements provided to it by the Investor and upon the Investor's request), (iii) shall have no responsibility for the genuineness, marketability, or sufficiency of or title to any Collateral, (iv) shall have no responsibility to take or cause to be taken any action necessary to perfect the security interest contemplated hereby (other than to retain physical possession of the Pledged Collateral in accordance with the terms hereof); and (v) shall not be under any duty or obligation to determine, compel or enforce performance or compliance by any Grantor with this Guarantee and Security Agreement or the Restructuring Agreement.

         (e) Upon receipt by the Collateral Agent from the Grantor of any notice or request pursuant to Section 8.18, the Collateral Agent shall not be under any obligation other than to forward the same promptly to the Investor and to await instruction from the Investor as contemplated thereby.

         (f) No grant of power or authority to the Collateral Agent, and no covenant, representation or warranty by any Grantor to the Collateral Agent under this Guarantee and Security Agreement shall be construed to impose or imply any duty or obligation on the part of the Collateral Agent to exercise or enforce any such power, authority, covenant, representation or warranty.

         (g) The Collateral Agent shall be under no duty to invest (or otherwise pay interest on) any funds it may hold from time to time hereunder.

         (h) The Collateral Agent (i) shall not be responsible for any of the agreements referred to or described herein (including, without limitation, the Restructuring Agreement), or for determining or compelling compliance therewith, and shall not otherwise be bound thereby; (ii) shall not be obligated to take any legal or other action hereunder that might, in its judgment, involve or cause it to incur any expense or liability unless it shall have been furnished with acceptable indemnification; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof; and (iv) shall not be liable to anyone for any action taken or omitted to be taken by it hereunder except in the case of the Collateral Agent's own gross negligence or willful misconduct in breach of the terms of this Guarantee and Security Agreement. In no event shall the Collateral Agent be liable for indirect, punitive, special or consequential damage or loss (including but not limited to lost profits) whatsoever, even if the Collateral Agent has been informed of the likelihood of such loss or damage and regardless of the form of action.

         (i) The Collateral Agent shall have no more or less responsibility or liability on account of any action or omission of any book-entry depository, securities intermediary or other subescrow agent employed by the Collateral Agent than any such book-entry depository, securities intermediary or other subescrow agent has to the Collateral Agent, except to the extent that such action or omission of any book-entry depository, securities intermediary or other subescrow agent was caused by the Collateral Agent's own gross negligence, bad faith or willful misconduct in breach of this Guarantee and Security Agreement.

     Section 7.02 Grantor Indemnity.

         (a) Each Grantor agrees to indemnify, reimburse and hold the Collateral Agent and the Investor and each of their respective officers, directors, employees, representatives and agents (hereinafter in this Section 7.02 referred to individually as "Indemnitee" and collectively as "Indemnitees") harmless from any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 7.02 the foregoing are collectively called "Expenses") of whatsoever kind or nature that may be imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Guarantee and Security Agreement or the documents executed in connection herewith or in any other way connected with the transactions contemplated hereby or the enforcement of any of the terms of or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or for property damage) or any contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 7.02(a) for Expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee. Each Grantor agrees that, upon written notice by any Indemnitee of any assertion that could give rise to an expense, such Grantor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify such Grantor of any such assertion of which such Indemnitee has knowledge.

         (b) Without limiting the application of Section 7.02(a), each Grantor agrees to pay, or reimburse the Collateral Agent or the Investor (as appropriate) for (if the Collateral Agent or the Investor (as appropriate) shall have incurred fees, costs or expenses because such Grantor shall have failed to comply with its obligations under this Guarantee and Security Agreement), any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and Security Interests in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's Security Interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

         (c) Without limiting the application of Section 7.02(a) or (b), each Grantor agrees to pay, indemnify and hold each Indemnitee harmless from and against any expenses that such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by such Grantor in this Guarantee and Security

Agreement, or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Guarantee and Security Agreement.

         (d) If and to the extent that the obligations of any Grantor under this
Section 7.02 are unenforceable for any reason, such Grantor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable law. Without limiting the definition of "Obligations" set forth in Section 1.02, the obligations of the Grantor under Sections 7.02(a), (b) and (c) shall be considered Obligations pursuant to clause (b) of that definition.

     Section 7.03 Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Grantor contained in this Article VII shall continue in full force and effect notwithstanding the full payment of all Obligations and notwithstanding the discharge thereof.

     Section 7.04 Fees and Indemnity.

         (a) In accordance with the fee schedule attached hereto as Schedule III, the Grantors and the Investor agree, jointly and severally, to pay, or reimburse the Collateral Agent for, on the date of execution of this Guarantee and Security Agreement, the Collateral Agent's attorney's fees and expenses, incurred in connection with the preparation of this Guarantee and Security Agreement (which shall not exceed $1,000). The Grantors and the Investor agree, jointly and severally, to pay the Collateral Agent's compensation for its normal services hereunder in accordance with the fee schedule attached hereto as
Schedule III, which may be subject to change hereafter on an annual basis. Without limiting the definition of "Obligations" set forth in Section 1.02, the obligation of the Grantor to pay the amounts set forth in this Section 7.04(a) shall be considered an Obligation pursuant to clause (b) of that definition. Without altering or limiting the joint and several liability of the Grantors and the Investor to the Collateral Agent hereunder, the Grantor and the Investor agree among themselves that the Grantor will pay one half and the Grantors will pay one-half of the amounts payable to the Collateral Agent pursuant to this
Section 7.04 (a).

         (b) The Investor hereby agrees to indemnify the Collateral Agent (and its directors, officers and employees) and hold it (and such directors, officers and employees) harmless from and against any loss, liability, damage, cost and expense of any nature incurred by the Collateral Agent arising out of or in connection with this Guarantee and Security Agreement or with the administration of its duties hereunder, including but not limited to attorney's fees and other costs and expenses of defending or preparing to defend against any claim of liability, unless and except to the extent such loss, liability, damage, cost and expense shall be caused by the Collateral Agent's gross negligence, bad faith, or willful misconduct; provided, that, if and to the extent the Investor shall be obligated to pay any amount to the Collateral Agent hereunder, each Grantor shall reimburse the Investor for each such amount in full and any such amounts shall be added to and shall become part of the Obligations secured hereby. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Guarantee and Security Agreement.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     Section 8.01 Notices. Notice Addresses. Any notice permitted or required hereunder shall be in writing, and shall be sent by personal delivery, overnight delivery by a recognized courier or delivery service, mailed by registered or certified mail, return receipt requested, postage prepaid, or by confirmed telecopy accompanied by mailing of the original on the same day by first class mail, postage prepaid, in each case to the parties at their address set forth below (or to such other address as any such party may hereafter designate by written notice to the other parties).

If to the Grantors:

Access One Communications Corp.
6805 Route 202
New Hope, PA  18938
Fax: (215) 862-1960
Attn: General Counsel

Omnicall, Inc.
6805 Route 202
New Hope, PA  18938
Fax: (215) 862-1960
Attn: General Counsel

The Other Phone Company, Inc.
6805 Route 202
New Hope, PA  18938
Fax: (215) 862-1960
Attn: General Counsel

Talk America Inc.
6805 Route 202
New Hope, PA  18938
Fax: (215) 862-1960
Attn: General Counsel

Talk America of Virginia, Inc.
6805 Route 202
New Hope, PA  18938
Fax: (215) 862-1960
Attn: General Counsel

If to Investor:

America Online, Inc.
22000 AOL Way
Dulles, Virginia  20166
Fax:  (703) 265-2208
Attention:  General Counsel

With a copy to:

America Online, Inc.
22000 AOL Way
Dulles, Virginia  20166
Fax:  (703) 265-1202
Attention:  Senior Vice President,
            Head of Business Affairs

If to Collateral Agent:

State Street Bank and Trust Company, N.A.
61 Broadway
New York, New York 10006
Attention:  Corporate Trust Department
Talk America Holdings/AOL
Security and Pledge
Fax:  212-612-3201

     Section 8.02 Entire Agreement. This Guarantee and Security Agreement, the Restructuring Agreement, and the Intercreditor Agreement constitute the entire agreement between the parties hereto with respect to the subject matter hereof and thereof, except that this Guarantee and Security Agreement shall not be deemed to amend, supplement or otherwise supersede the rights or obligations of the parties under the Restructuring Agreement. Any conflict between this Guarantee and Security Agreement and the Restructuring Agreement shall be governed by the Restructuring Agreement. Any conflict between this Guarantee and Security Agreement and the Intercreditor Agreement shall be governed by the Intercreditor Agreement.

     Section 8.03 Binding Effect; Several Agreement.

         (a) This Guarantee and Security Agreement shall be binding upon the Grantor, and the Collateral Agent and the Investor and their respective successors and assigns, and shall bind all Persons who become bound as a debtor to this Guarantee and Security Agreement, except to the extent any such successor or assign is not permitted by the Restructuring Agreement.

         (b) The Investor does not consent to any assignment by the Grantor, except as expressly provided in this Guarantee and Security Agreement or the Restructuring Agreement.

         (c) In connection with any resignation or removal of the Collateral Agent pursuant to Section 7.01(c), the Collateral Agent may assign its rights and interests under this Guarantee and Security Agreement. If an assignment is made, Grantor shall render performance under this Guarantee and Security Agreement to the assignee.

     Section 8.04 Governing Law. THIS GUARANTEE AND SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     Section 8.05 Waivers; Amendment.

         (a) No failure or delay of the Collateral Agent or the Investor in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

         (b) Neither this Guarantee and Security Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent, the Investor and each Grantor and in accordance with the terms of the Intercreditor Agreement and the Restructuring Agreement.

     Section 8.06 Severability. In the event any one or more of the provisions contained in this Guarantee and Security Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     Section 8.07 Counterparts. This Guarantee and Security Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one instrument.

     Section 8.08 Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Guarantee and Security Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Guarantee and Security Agreement.

     Section 8.09 Obligations Absolute. The obligations of each Grantor under this Guarantee and Security Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from the Restructuring Agreement or any assignment or transfer thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Restructuring Agreement or this Guarantee and Security Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Guarantee and Security Agreement or the Restructuring Agreement; (iii) any furnishing of any additional security to the Collateral Agent on behalf of the Investor or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by the Collateral Agent on behalf of the Investor; or (iv) any invalidity, irregularity or unenforceability of all or part of the Obligations or of any security therefor.

     Section 8.10 Grantor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Grantor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and neither the Collateral Agent nor the Investor shall have any obligations or liabilities with respect to any Collateral by reason of or arising out of or in connection with this Guarantee and Security Agreement, nor shall the Collateral Agent or the Investor be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or with respect to any Collateral.

     Section 8.11 Action by Investor. In the event that there is more than one holder of the Convertible Note, any decision, direction, notice or other action to be made by the Investor pursuant to this Guarantee and Security Agreement, shall be made by the majority of holders in principal amount of the Convertible Note.

     Section 8.12 Termination. This Guarantee and Security Agreement and the Security Interest shall terminate when all the Obligations have been paid in full or the Restructuring Agreement shall have terminated or been terminated, whichever is earlier, at which time the Collateral Agent shall promptly execute and deliver to each Grantor, at such Grantor's expense, all UCC termination statements and similar documents that such Grantor may reasonably request to evidence such termination.

     Section 8.13 Dispute Resolution. It is understood and agreed that should any dispute arise with respect to the delivery, ownership, right of possession, and/or disposition of the Collateral, or should any claim be made upon the Collateral Agent or the Collateral by a third party, the Collateral Agent upon receipt of notice of such dispute or claim is authorized and shall be entitled (at its sole option and election) to retain in its possession, without liability to anyone, all or any of said Collateral until such dispute shall have been settled either by the mutual written agreement of the parties involved or by a final order, decree or judgment of a competent court in the United States of America, the time for perfection of an appeal of such order, decree or judgment having expired. The Collateral Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceedings that relate to the Collateral.

     Section 8.14 Consent to Jurisdiction and Service. Each of the Grantors and Investor (together, the "Interested Parties") hereby absolutely and irrevocably consents and submits to the jurisdiction of the courts in the State of New York and of any Federal court located in said State of New York in connection with any actions or proceedings brought against any of the Interested Parties (or each of them) by the Collateral Agent arising out of or relating to this Guarantee and Security Agreement. In any such action or proceeding, the Interested Parties each hereby absolutely and irrevocably (i) waives any objection to jurisdiction or venue, (ii) waives personal service of any summons, complaint, declaration or other process, and (iii) agrees that the service thereof may be made by certified or registered first-class mail directed to such party, as the case may be, at their respective addresses in accordance with
Section 8.01 hereof.

     Section 8.15 Force Majeure. The Collateral Agent shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

     Section 8.16 Reproduction of Documents. This Guarantee and Security Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

     Section 8.17 Additional Grantors. Each new Subsidiary of Holdings that is required to become a party to this Guarantee and Security Agreement pursuant to
Section 5.5 of the Restructuring Agreement shall become a Grantor for all purposes of this Guarantee and Security Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

     Section 8.18 Releases.

         (a) At such time as the Convertible Note and the other Obligations then due and owing shall have been paid in full in cash, all Collateral shall be released from the Liens created hereby, and this Guarantee and Security Agreement and all obligations (other than those expressly stated to survive such termination) of the Investor, Collateral Agent and the Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the respective Grantors. At the request and sole expense of such Grantor following any such termination, the Collateral Agent, in accordance with the instructions of the Investor, shall deliver to each Grantor any Collateral held by the Collateral Agent or the Investor hereunder, and execute and deliver to such Grantor such documents (including, without limitation, UCC termination statements) as such Grantor shall reasonably request to evidence such termination.

         (b) In connection with the sale or other disposition permitted under
Section 5.08 hereof and the release of the Collateral subject to such sale or other disposition, the Collateral Agent, in accordance with the instructions of the Investor, shall execute and deliver to such Grantor (at the sole cost and expense of such Grantor) all releases or other documents (including, without limitation, UCC termination statements) necessary or reasonably desirable for the release of Liens created hereby on such Collateral as such Grantor may reasonably request.

         Section 8.19. Subordination. THE OBLIGATIONS SECURED HEREBY AND THE SECURITY INTERESTS GRANTED HEREUNDER ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THE INTERCREDITOR AGREEMENT TO THE "SENIOR DEBT" UNDER (AND AS DEFINED IN) THE INTERCREDITOR AGREEMENT. EACH OF THE COLLATERAL AGENT AND THE INVESTOR, BY ITS ACCEPTANCE OF THE CONVERTIBLE NOTE, ACKNOWLEDGES AND AGREES TO BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.

            [The remainder of this page is intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Guarantee and Security Agreement as of the day and year first above written.





                                      ACCESS ONE COMMUNICATIONS CORP. (Grantor)
                                      By:      /s/ Aloysius T. Lawn, IV
                                         ------------------------------
                                      Name:  Aloysius T. Lawn, IV
                                      Title:    Executive Vice President,
                                                General Counsel and Secretary



                                      OMNICALL, INC. (Grantor)
                                      By:      /s/ Aloysius T. Lawn, IV
                                         ------------------------------
                                      Name:  Aloysius T. Lawn, IV
                                      Title:    Executive Vice President,
                                                General Counsel and Secretary





                                      THE OTHER PHONE COMPANY, INC.
                                      (Grantor)
                                      By:      /s/ Aloysius T. Lawn, IV
                                         ------------------------------
                                      Name:  Aloysius T. Lawn, IV
                                      Title:    Executive Vice President,
                                                General Counsel and Secretary

                                      TALK AMERICA INC. (Grantor)
                                      By:      /s/ Aloysius T. Lawn, IV
                                         ------------------------------
                                      Name:  Aloysius T. Lawn, IV
                                      Title:    Executive Vice President,
                                                 General Counsel and Secretary



                                      TALK AMERICA OF VIRGINIA, INC. (Grantor)
                                      By:      /s/ Aloysius T. Lawn, IV
                                         ------------------------------
                                      Name:  Aloysius T. Lawn, IV
                                      Title:    Executive Vice President,
                                                General Counsel and Secretary



                                     STATE STREET BANK AND
                                     TRUST COMPANY, N.A., as
                                     Collateral Agent



                                     By: /s/ James E. Murphy
                                         ---------------------------
                                         Name: James E. Murphy
                                         Title: Vice President
Agreed and Accepted:

AMERICA ONLINE, INC.

By:      /s/ Lynda Clarizio
    ----------------------------------------
     Name:  Lynda Clarizio
     Title:    Senior Vice President

Schedule I to the
Guarantee and Security Agreement
Grantor:  Access One Communications Corp.

                                  CAPITAL STOCK


                       State of
                     Incorporation of       Number of     Registered    Number and Class            Percentage of
      Issuer            Issuer            Certificate       Owner          of Shares                    Shares
----------------   -------------------   -------------    -----------   ----------------            --------------


The Other Phone     Florida                     *         Access One          10,500 Common             100%
Company, Inc.                                             Communications      Stock
                                                          Corp.

Omnicall, Inc.      South Carolina              *         Access One          12,269,000 Common         100%
                                                          Communications      Stock
                                                          Corp.

* Certificates held by MCG Finance Corporation


                                 DEBT SECURITIES

  Issuer              Issue        Principal Amount      Date of Note          Maturity Date
-----------        ----------     -----------------     --------------         -------------
None.

Schedule I to the
Guarantee and Security Agreement
Grantor: Omnicall, Inc.

                                  CAPITAL STOCK



                       State of
                     Incorporation of       Number of                          Number and Class     Percentage of
 Issuer                 Issuer             Certificate     Registered Owner       of Shares            Shares
 ------          ---------------      -----------     ----------------    -----------------    --------------

None.




                                 DEBT SECURITIES

 Issuer                     Issue        Principal Amount      Date of Note          Maturity Date
 --------                  --------      -----------------    -------------          ------------


None.

Schedule I to the
Guarantee and Security Agreement
Grantor:  The Other Phone Company, Inc.

                                  CAPITAL STOCK


                   State of
               Incorporation of       Number of                          Number and Class     Percentage of
Issuer             Issuer            Certificate     Registered Owner       of Shares            Shares
-------        ----------------      -----------     ----------------     ---------------     -------------


None.





                                 DEBT SECURITIES



Issuer                     Issue        Principal Amount      Date of Note          Maturity Date
-------                   -------      -----------------      ------------          -------------


None.


Schedule I to the
Guarantee and Security Agreement
Grantor:  Talk America Inc.

                                  CAPITAL STOCK


                    State of
                Incorporation of       Number of                          Number and Class     Percentage of
 Issuer              Issuer           Certificate     Registered Owner       of Shares            Shares
-------         ----------------      -----------     -----------------   ----------------      ------------



None.




                                 DEBT SECURITIES

Issuer                    Issue        Principal Amount      Date of Note          Maturity Date
-------                   -----        ----------------      -------------         --------------


None.

Schedule I to the
Guarantee and Security Agreement
Grantor:  Talk America of Virginia, Inc.

                                  CAPITAL STOCK


                   State of
               Incorporation of       Number of                          Number and Class     Percentage of
Issuer              Issuer           Certificate     Registered Owner       of Shares            Shares
-------         ----------------     ------------    -----------------   ----------------      -------------



None.



                                 DEBT SECURITIES

Issuer                     Issue        Principal Amount      Date of Note          Maturity Date
------                     -----        ---------------       ------------          -------------


None.


Schedule II to the
Guarantee and Security Agreement
Grantor:  Access One Communications Corp.

                             PERFECTION CERTIFICATE

         Reference is made to the Master Subsidiary Guarantee, Security Agreement, Collateral Assignment and Equity Pledge dated as of September 19, 2001 (the "Guarantee and Security Agreement") among certain subsidiaries, including Access One Communications Corp. as a Grantor, State Street Bank and Trust Company, N.A., as collateral agent (the "Collateral Agent") on behalf of America Online, Inc. and its successors and assigns (AOL and such successors and assigns, the "Investor") and AOL.

         The undersigned, an authorized officer of Grantor, hereby certifies to the Collateral Agent as follows:

         Names. (a) The exact corporate name of the Grantor, as such name appears in its certificate of incorporation, and its state of incorporation, is as follows:

                         Access One Communications Corp.
                                   New Jersey

         (b) Set forth below is each other corporate name the Grantor has had in the past five years, together with the date of the relevant change:

               C L E C Holding Corp. (name changed April 28, 1998)
                  PRS SUB II INC. (name changed April 3, 1997)

         (c) The following is a list of all other names (including trade names or similar appellations) used by the Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:
                                      None.


         (d) Set forth below is the Federal Taxpayer Identification Number of the Grantor:

                   Access One Communications Corp.: 22-3527935

     2. Current Locations. (a) The chief executive office of the Grantor is located at the address set forth below:

Mailing Address                              County                     State
---------------                              ------                     -----

12020 Sunrise Valley Drive, Suite 250        Fairfax                     VA
Reston, Virginia  20191

         (b) Set forth below are all locations other than as set forth in paragraph (a) above, where the Grantor maintains any books or records relating to any Accounts (with each location at which chattel paper, if any, is kept being indicated by an "*"):

Mailing Address                                 County                     State
---------------                                 ------                     -----
6805 Route 202                                  Bucks                       PA
New Hope, Pennsylvania 18938

         (c) Set forth below are all the places of business of the Grantor not identified in paragraph (a) or (b) above:

Mailing Address                               County               State
---------------                               ------              -----

430 Woodruff Road, #450                       Greenville           SC
Greenville, South Carolina 29607

2704 Alternate 19 North                       Pinellas             FL
Palm Harbor, Florida 34683

12001 Science Dr, Suite 130                   Orange               FL
Orlando, Florida 32826

1401 NW 136th Ave                             Broward              FL
Sunrise, Florida 33323

2385 Executive Center Dr., Suite 270          Palm Beach           FL
Boca Raton, Florida 33431


         (d) Set forth below are all the locations where the Grantor maintains any Collateral not identified above:

Mailing Address                             County                        State
---------------                             ------                        -----

None.

         (e) Set forth below are the names and addresses of all persons other than the Grantor that have possession of any of the Collateral of the Grantor:

Mailing Address                             County                        State
---------------                             ------                        -----

None.

         IN WITNESS WHEREOF, the undersigned hereunto set his hand this 19th day of September, 2001.



                                            ACCESS ONE COMMUNICATIONS CORP.





                                            By:      __________________________
                                                     Name:
                                                     Title:

Schedule II to the
Guarantee and Security Agreement
Grantor:  Omnicall, Inc.

                             PERFECTION CERTIFICATE

         Reference is made to the Master Subsidiary Guarantee, Security Agreement, Collateral Assignment and Equity Pledge dated as of September 19, 2001 (the "Guarantee and Security Agreement") among certain subsidiaries, including Omnicall, Inc. as a Grantor, State Street Bank and Trust Company, N.A., as collateral agent (the "Collateral Agent") on behalf of America Online, Inc. and its successors and assigns (AOL and such successors and assigns, the "Investor") and AOL.

         The undersigned, an authorized officer of Grantor, hereby certifies to the Collateral Agent as follows:

         Names. (a) The exact corporate name of the Grantor, as such name appears in its certificate of incorporation, and its state of incorporation, is as follows:

                                 Omnicall, Inc.

                                 South Carolina

         (b) Set forth below is each other corporate name the Grantor has had in the past five years, together with the date of the relevant change:

                                      None.

         (c) The following is a list of all other names (including trade names or similar appellations) used by the Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

                             Omnicall International

         (d) Set forth below is the Federal Taxpayer Identification Number of the Grantor:

                           Omnicall, Inc.: 57-1046947

     2. Current Locations. (a) The chief executive office of the Grantor is located at the address set forth below:

Mailing Address                              County                        State
---------------                              ------                        -----

12020 Sunrise Valley Drive, Suite 250        Fairfax                       VA
Reston, Virginia  20191

         (b) Set forth below are all locations other than as set forth in paragraph (a) above, where the Grantor maintains any books or records relating to any Accounts (with each location at which chattel paper, if any, is kept being indicated by an "*"):

Mailing Address                              County                       State
---------------                              ------                       -----

6805 Route 202                               Bucks                         PA
New Hope, Pennsylvania 18938

         (c) Set forth below are all the places of business of the Grantor not identified in paragraph (a) or (b) above:

Mailing Address                               County               State
---------------                               ------               -----

430 Woodruff Road, #450                       Greenville           SC
Greenville, South Carolina 29607

2704 Alternate 19 North                       Pinellas             FL
Palm Harbor, Florida 34683

12001 Science Dr, Suite 130                   Orange               FL
Orlando, Florida 32826

1401 NW 136th Ave                             Broward              FL
Sunrise, Florida 33323

2385 Executive Center Dr., Suite 270          Palm Beach           FL
Boca Raton, Florida 33431


         (d) Set forth below are all the locations where the Grantor maintains any Collateral not identified above:

Mailing Address                             County                        State
---------------                             ------                        -----

None.


         (e) Set forth below are the names and addresses of all persons other than the Grantor that have possession of any of the Collateral of the Grantor:

Mailing Address                             County                        State
---------------                             ------                        -----

None.

         IN WITNESS WHEREOF, the undersigned hereunto set his hand this 19th day of September, 2001.



                                            OMNICALL, INC.





                                            By:      __________________________
                                                     Name:
                                                     Title:

Schedule II to the
Guarantee and Security Agreement
Grantor:  The Other Phone Company, Inc.

                             PERFECTION CERTIFICATE

         Reference is made to the Master Subsidiary Guarantee, Security Agreement, Collateral Assignment and Equity Pledge dated as of September 19, 2001 (the "Guarantee and Security Agreement") among certain subsidiaries, including The Other Phone Company, Inc. as a Grantor, State Street Bank and Trust Company, N.A., as collateral agent (the "Collateral Agent") on behalf of America Online, Inc. and its successors and assigns (AOL and such successors and assigns, the "Investor") and AOL.

         The undersigned, an authorized officer of Grantor, hereby certifies to the Collateral Agent as follows:

         Names. (a) The exact corporate name of the Grantor, as such name appears in its certificate of incorporation, and its state of incorporation, is as follows:

                          The Other Phone Company, Inc.

                                     Florida

         (b) Set forth below is each other corporate name the Grantor has had in the past five years, together with the date of the relevant change:

                                      None.

         (c) The following is a list of all other names (including trade names or similar appellations) used by the Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

                         Access One Communications Corp.

         (d) Set forth below is the Federal Taxpayer Identification Number of the Grantor:

                    The Other Phone Company, Inc.: 65-0705374

     2. Current Locations. (a) The chief executive office of the Grantor is located at the address set forth below:

Mailing Address                                   County                  State
---------------                                   ------                  -----

12020 Sunrise Valley Drive, Suite 250             Fairfax                   VA
Reston, Virginia  20191

         (b) Set forth below are all locations other than as set forth in paragraph (a) above, where the Grantor maintains any books or records relating to any Accounts (with each location at which chattel paper, if any, is kept being indicated by an "*"):

Mailing Address                                   County                  State
---------------                                   ------                  -----

6805 Route 202                                    Bucks                     PA
New Hope, Pennsylvania 18938

         (c) Set forth below are all the places of business of the Grantor not identified in paragraph (a) or (b) above:

Mailing Address                                   County              State
---------------                                   ------              -----

430 Woodruff Road, #450                           Greenville           SC
Greenville, South Carolina 29607

2704 Alternate 19 North                           Pinellas             FL
Palm Harbor, Florida 34683

12001 Science Dr, Suite 130                       Orange               FL
Orlando, Florida 32826

1401 NW 136th Ave                                 Broward              FL
Sunrise, Florida 33323

2385 Executive Center Dr., Suite 270              Palm Beach           FL
Boca Raton, Florida 33431


         (d) Set forth below are all the locations where the Grantor maintains any Collateral not identified above:

Mailing Address                         County                        State
---------------                         ------                        -----

None.

         (e) Set forth below are the names and addresses of all persons other than the Grantor that have possession of any of the Collateral of the Grantor:

Mailing Address                         County                        State
---------------                         ------                        -----

None.

         IN WITNESS WHEREOF, the undersigned hereunto set his hand this 19th day of September, 2001.



                                            THE OTHER PHONE COMPANY, INC.





                                            By:      __________________________
                                                     Name:
                                            Title:

Schedule II to the
Guarantee and Security Agreement
Grantor:  Talk America Inc.



                             PERFECTION CERTIFICATE

         Reference is made to the Master Subsidiary Guarantee, Security Agreement, Collateral Assignment and Equity Pledge dated as of September 19, 2001 (the "Guarantee and Security Agreement") among certain subsidiaries, including Talk America Inc. as a Grantor, State Street Bank and Trust Company, N.A., as collateral agent (the "Collateral Agent") on behalf of America Online, Inc. and its successors and assigns (AOL and such successors and assigns, the "Investor") and AOL.

         The undersigned, an authorized officer of Grantor, hereby certifies to the Collateral Agent as follows:

         Names. (a) The exact corporate name of the Grantor, as such name appears in its certificate of incorporation, and its state of incorporation, is as follows:

                                Talk America Inc.

                                  Pennsylvania

         (b) Set forth below is each other corporate name the Grantor has had in the past five years, together with the date of the relevant change:

              Talk.com Holding Corp. (name changed April 11, 2001)

                    Tel-Save Inc. (name changed May 24, 1999)

         (c) The following is a list of all other names (including trade names or similar appellations) used by the Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

              Talk.com/Tel-Save/Network Services/The Phone Company/

         (d) Set forth below is the Federal Taxpayer Identification Number of the Grantor:

                          Talk America Inc.: 23-2582790

     2. Current Locations. (a) The chief executive office of the Grantor is located at the address set forth below:

Mailing Address                                   County                  State
---------------                                   ------                  -----

12020 Sunrise Valley Drive, Suite 250             Fairfax                  VA
Reston, Virginia  20191

         (b) Set forth below are all locations other than as set forth in paragraph (a) above, where the Grantor maintains any books or records relating to any Accounts (with each location at which chattel paper, if any, is kept being indicated by an "*"):

Mailing Address                                   County                  State
---------------                                   ------                  -----

6805 Route 202                                    Bucks                   PA
New Hope, Pennsylvania 18938

         (c) Set forth below are all the places of business of the Grantor not identified in paragraph (a) or (b) above:

Mailing Address                                   County               State
---------------                                   ------               -----

430 Woodruff Road, #450                           Greenville           SC
Greenville, South Carolina 29607

2704 Alternate 19 North                           Pinellas             FL
Palm Harbor, Florida 34683

12001 Science Dr, Suite 130                       Orange               FL
Orlando, Florida 32826

1401 NW 136th Ave                                 Broward              FL
Sunrise, Florida 33323

2385 Executive Center Dr., Suite 270              Palm Beach           FL
Boca Raton, Florida 33431


         (d) Set forth below are all the locations where the Grantor maintains any Collateral not identified above:

Mailing Address                                   County                State
---------------                                   ------                -----

303 Second Street, Suite 201 South                San Francisco         CA
San Francisco, California 94107

60 Hudson Street, Suite 1530                      New York              NY
New York, New York 10013

550 Water Street, Suite 220                       Duval                 FL
Jacksonville, Florida 32202

2323 Bryan Street, Suite 830                      Dallas                TX
Dallas, Texas 75201


600 S. Federal Street, Suite 403                  Cook                  IL
Chicago, Illinois 60605

         (e) Set forth below are the names and addresses of all persons other than the Grantor that have possession of any of the Collateral of the Grantor:

Mailing Address                             County                        State
---------------                             ------                        -----

None.

         IN WITNESS WHEREOF, the undersigned hereunto set his hand this 19th day of September, 2001.


                                            TALK AMERICA INC.





                                            By:      __________________________
                                                     Name:
Title:

Schedule II to the
Guarantee and Security Agreement
Grantor:  Talk America of Virginia, Inc.

                             PERFECTION CERTIFICATE

         Reference is made to the Master Subsidiary Guarantee, Security Agreement, Collateral Assignment and Equity Pledge dated as of September 19, 2001 (the "Guarantee and Security Agreement") among certain subsidiaries, including Talk America of Virginia, Inc. as a Grantor, State Street Bank and Trust Company, N.A., as collateral agent (the "Collateral Agent") on behalf of America Online, Inc. and its successors and assigns (AOL and such successors and assigns, the "Investor") and AOL.

         The undersigned, an authorized officer of Grantor, hereby certifies to the Collateral Agent as follows:

         Names. (a) The exact corporate name of the Grantor, as such name appears in its certificate of incorporation, and its state of incorporation, is as follows:

                         Talk America of Virginia, Inc.

                                State of Virginia

         (b) Set forth below is each other corporate name the Grantor has had in the past five years, together with the date of the relevant change:

          TelSave Holdings of Virginia Inc. (name changed May 23, 2001)

         (c) The following is a list of all other names (including trade names or similar appellations) used by the Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

                                                               None.

         (d) Set forth below is the Federal Taxpayer Identification Number of the Grantor:

                   Talk America of Virginia, Inc.: 54-1871946

     2. Current Locations. (a) The chief executive office of the Grantor is located at the address set forth elow:

Mailing Address                                   County                   State
---------------                                   ------                   -----

12020 Sunrise Valley Drive, Suite 250             Fairfax                   VA
Reston, Virginia  20191

         (b) Set forth below are all locations other than as set forth in paragraph (a) above, where the Grantor maintains any books or records relating to any Accounts (with each location at which chattel paper, if any, is kept being indicated by an "*"):

Mailing Address                                   County                   State
---------------                                   ------                   -----

6805 Route 202                                    Bucks                    PA
New Hope, Pennsylvania 18938

         (c) Set forth below are all the places of business of the Grantor not identified in paragraph (a) or (b) above:

Mailing Address                                   County               State
---------------                                   ------               -----

430 Woodruff Road, #450                           Greenville           SC
Greenville, South Carolina 29607

2704 Alternate 19 North                           Pinellas             FL
Palm Harbor, Florida 34683

12001 Science Dr, Suite 130                       Orange               FL
Orlando, Florida 32826

1401 NW 136th Ave                                 Broward              FL
Sunrise, Florida 33323

2385 Executive Center Dr., Suite 270              Palm Beach           FL
Boca Raton, Florida 33431


         (d) Set forth below are all the locations where the Grantor maintains any Collateral not identified above:

Mailing Address                             County                        State
---------------                             ------                        -----

None.

         (e) Set forth below are the names and addresses of all persons other than the Grantor that have possession of any of the Collateral of the Grantor:

Mailing Address                            County                        State
---------------                            ------                        -----

None.

        IN WITNESS WHEREOF, the undersigned hereunto set his hand this 19th day of September, 2001.



                                            TALK AMERICA OF VIRGINIA, INC.





                                            By:      __________________________
                                                     Name:
                                                     Title:
                                       58

Schedule III to the
Guarantee and Security Agreement


                                  FEE SCHEDULE

Annual Collateral Agent Fee:                  $3,500.00 per year or part thereof

The Annual Fee shall be due and payable in advance, upon signing of the Security and Pledge Agreement; thereafter upon each anniversary date. The Annual Fee shall be subject to an annual adjustment of up to 10% by the Collateral Agent, upon notice.

Annual Fee Per Additional Investor:           $500 per year or part thereof

Wire Fee:                                     $25.00 per wire

Investment Fee:                               $65.00 per Book Entry buy/sell
(direct investments in treasuries, C/D's,     $100.00 per Physical buy/sell
CP, Repo's, etc.)

 Sweep Fee:                                   40 basis points per annum of
(SSgA or selected other Money                 the average daily net assets
Market Funds)

Out-of-Pocket Expenses:                       At Cost
(such as but not limited to, telephone, postage, insurance, shipping charges, outside investment charges and supplies, will be charged at cost)

Legal Fee:                                    $1,000.00 (cap)

Extraordinary Administrative Expenses
In addition to the Annual Fee, fees for extraordinary services will be determined and charged by appraisal. Such services may include, but are not limited to, additional responsibilities and services incurred in case of default, dispute or third party claim upon the escrow fund.

Annex I to
Guarantee and Security Agreement


         ASSUMPTION AGREEMENT, dated as of __________, 20__, made by ________________, a _____________ corporation (the "Additional Grantor"), in favor of the State Street Bank and Trust Company, N.A., as collateral agent (in such capacities, the ("Collateral Agent') on behalf of the America Online, Inc., and its successors and assigns, as holders of the Convertible Note (the "Investor"). All capitalized terms not defined herein shall have the meaning ascribed to them in the Guarantee and Security Agreement referred to below, or if not defined therein, in the Restructuring Agreement.

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Restructuring and Note Agreement dated as of September 19, 2001, (the "Restructuring Agreement"), between Talk America Holdings, Inc. ("Holdings") and the Investor, Investor is agreeing to restructure Holding's current debt obligations to the Investor and Holdings is delivering to the Investor a certain 8% senior convertible promissory note in the amount of $54,000,000 (the "Convertible Note"); and

         WHEREAS, the Restructuring Agreement provides that, as a condition to the Investor's agreement to restructure Holdings' debt and accept the Convertible Note, the Additional Grantor is to become a party to a guarantee, security agreement, collateral assignment and pledge agreement for the benefit of the Investor to secure Holding's obligations to the Investor under the Convertible Note; below; and

         WHEREAS, Holdings is the direct or indirect corporate parent of Additional Grantor, Holdings and the Additional Grantor are engaged in related businesses, and the Restructuring Agreement provides for a relaxation of certain restrictions on the Indebtedness that such Additional Grantor may incur, the debt restructuring will enhance the ability of Holdings to obtain financing useful in the operation of the businesses of the Additional Grantor and otherwise provide greater financial flexibility to Holdings and the Additional Grantor, and such Additional Grantor thereby will derive substantial direct and indirect benefit from the debt restructuring; and

         WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Security Agreement;

         NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) and intending to be legally bound, the Additional Grantor agrees as follows:

         NOW, THEREFORE, IT IS AGREED:

         1. Guarantee and Collateral Agreement By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.17 of the

Guarantee and Security Agreement, hereby becomes a party to the Guarantee and Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules ____________ to the Guarantee and Security Agreement, and such Schedules are hereby amended and modified to include such information. The Additional Grantor hereby represents and warrants that each of the representations and warranties of such Additional Grantor, in its capacities as a Grantor, contained in Article IV of the Guarantee and Security Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

         2. GOVERNING LAw. THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.


                                              [ADDITIONAL GRANTING PARTY]


                                              By:    __________________________
                                                     Name:
                                                     Title: